UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        July 8, 2005
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.      Entry into a Material Definitive Agreement.

         On July 8, 2005, Unocal Corporation along with two of its Canadian subsidiaries ("Unocal"), entered into a Share Purchase Agreement (the "Agreement") with Pogo Producing Company and one of its Canadian subsidiaries ("Pogo"). The Agreement provides that, upon the terms and subject to the conditions set forth therein, Unocal will sell all of the outstanding capital stock in its wholly owned Canadian subsidiary, Northrock Resources Ltd., to Pogo for US$1.8 billion in cash (the "Sale").

         The Agreement contains representations and warranties that Unocal and Pogo made to each other solely for the benefit of the other party to the Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that Unocal and Pogo have exchanged in connection with signing the Agreement. While Unocal does not believe that the disclosure schedules contain information that the securities laws require to be publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, because they are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Agreement, which subsequent information may or may not be fully reflected in Unocal's public disclosures.

         The foregoing description of the Sale and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference. On July 11, 2005, Unocal issued a news release announcing the entry into the Agreement. This news release is filed as Exhibit 99.1 hereto and is incorporated into this report by reference.

Item 9.01  Financial Statements & Exhibits.

(c) Exhibits.

    10.1 Share Purchase Agreement dated July 8, 2005.

    99.1 Press Release dated July 11, 2005 entitled, "Unocal Enters Agreement to Sell Canadian Oil and Gas Operations."

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              UNOCAL CORPORATION
                                              (Registrant)


Date:  July 12, 2005                    By:  /s/John A. Briffett
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                                              John A. Briffett
                                              Vice President and Comptroller